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                                                                 Exhibit 3.2(ac)

          FORM OF AMENDMENT NO. 1 TO AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                      LAKE LOUISE COVES LIMITED PARTNERSHIP

     Amendment No. 1 ("Amendment") to Agreement of Limited Partnership of Lake Louise Coves Limited Partnership dated May 6, 1998.

                                    RECITALS

     A. Ashton Woods, L.L.C., as General Partner, and Bruce Nevada, Inc., Elly Nevada, Inc., Harry Nevada, Inc., Haydn Nevada, Inc., Larry Nevada, Inc., Norman Nevada, Inc. and Seymour Nevada, Inc., as Limited Partners (collectively, the "Partners"), entered into an Agreement of Limited Partnership (the "Partnership Agreement") dated as of March __, 1998.

     B. The Partners desire to amend the Partnership Agreement to change the name of the partnership to Isleworth West Limited Partnership.

                                    AGREEMENT

     1. The definition of "Agreement" or "Partnership Agreement" in Article 1 of the Partnership Agreement is deleted in its entirety and replaced with the following language:

          "Agreement" or "Partnership Agreement" means this Agreement of Limited Partnership of Isleworth West Limited Partnership, as amended from time to time.

     2. The definition of "Partnership" in Article 1 of the Partnership Agreement is deleted in its entirety and replaced with the following language:

          "Partnership" means Isleworth West Limited Partnership, a Florida limited partnership.

     3. The first sentence of Section 2.02 of the Partnership is deleted in its entirety and replaced with the following language:

          2.02 Name. The name of the Partnership shall be Isleworth West Limited Partnership.

     4. In all other respects, the Partnership Agreement remains in full force and effect.
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     5. This Amendment may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one Amendment.

     IN WITNESS WHEREOF the parties have executed this Amendment effective as of the date first written above.

                                        GENERAL PARTNER

                                        Ashton Woods Florida L.L.C.


                                        By:
                                            ------------------------------------
                                            Bruce Freeman, Manager


                                        LIMITED PARTNERS

                                        Bruce Nevada, Inc.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        Elly Neveda, Inc.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        Harry Neveda, Inc.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        Haydn Nevada, Inc.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        Larry Neveda, Inc.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        2
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                                        Norman Nevada, Inc.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        Seymour Nevada, Inc.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


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